UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2009
SkillSoft Public Limited Company

 (Exact Name of Registrant as Specified in Charter)

Republic of Ireland	0-25674	None
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

107 Northeastern Boulevard
Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 324-3000

 (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED AUGUST 20, 2009

Item 2.02. Results of Operations and Financial Condition

On August 20, 2009, SkillSoft Public Limited Company (the “Company”) announced its financial results for the fiscal quarter ended July 31, 2009. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On August 19, 2009, the board of directors of the Company (the “Board”), upon recommendation of the compensation committee of the Board, approved the payment of special cash bonuses to the Company’s named executive officers (as defined under applicable securities laws). The special cash bonuses are intended to reward the executives for:

•
the Company’s financial and operational performance during the first two quarters of the fiscal year ending January 31, 2010 (“fiscal 2010”) significantly exceeding the Company’s internal targets with respect to a number of different metrics; and

•	the successful execution by the executives of cost-savings initiatives during the first two quarters of fiscal 2010.

The special cash bonuses were approved in the following amounts and are in addition to any cash bonuses the named executive officers may be entitled to under the Company’s previously approved cash incentive compensation program for fiscal 2010:

Charles Moran	$630,000
Jerald Nine	$375,000
Thomas McDonald	$270,000
Colm Darcy	$112,500
Mark Townsend	$112,500

The special cash bonuses will be paid on or about August 31, 2009.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release dated August 20, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkillSoft Public Limited Company
Date: August 20, 2009	By:	/s/ Charles E. Moran
Charles E. Moran
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 20, 2009